KAYNE ANDERSON MUTUAL FUNDS

                                  July 1, 2000
                 (supplement to prospectus dated April 28, 2000)



TO CURRENT AND PROSPECTIVE SHAREHOLDERS OF THE
INTERMEDIATE TOTAL RETURN BOND FUND AND THE
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND ONLY:

Prior to July 1, 2000, Mark E. Miller and Kimberly A. Friedricks served as co-Portfolio Managers for the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund. Effective on such date, Mr. Miller will continue to provide portfolio management services to the Funds as a consultant to Kayne Anderson Investment Management, LLC and Ms. Friedricks will serve as Portfolio Manager.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.

Thank you for your continued investment in the funds. Please call us at (800) 222-0380 with any questions.

                                            Sincerely,

                                            KAYNE ANDERSON MUTUAL FUNDS